                                                                     EXHIBIT 4.3

COMMON STOCK                        [MARATHON OIL CORPORATION LOGO]                          COMMON STOCK


  NUMBER                               MARATHON OIL CORPORATION                                 SHARES
 ________                                                                                      ________
 ________                                                                                      ________


PAR VALUE $1.00 PER SHARE         Incorporated under the laws of the                       CUSIP 565849 10 6
                                          State of Delaware
                                  This certificate is transferable in            SEE REVERSE FOR CERTAIN DEFINITIONS
                                    New York, NY and Cleveland, OH                  AND LEGENDS AND A DESCRIPTION
                                                                                           OF ATTACHED RIGHTS




This Certifies that






is the owner of


                        FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

Marathon Oil Corporation, transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to the provisions of the laws of the State of Delaware and to all of the terms and provisions of the Restated
Certificate of Incorporation and the By-Laws of the Corporation, as amended from time to time (copies of which are on file at the principal offices of the Corporation), to all of which the holder of this certificate by acceptance hereof assents. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the seal of the Corporation and the signatures of its duly authorized officers.




/s/ WILLIAM F. SCHWIND, JR.              MARATHON OIL CORPORATION                              /s/ CLARENCE P. CAZALOT, JR.
                                       INCORPORATED STATE DELAWARE
VICE PRESIDENT, GENERAL COUNSEL AND              MAY 2001                                  PRESIDENT AND CHIEF EXECUTIVE OFFICER
         SECRETARY
                                                 [SEAL]

     This certificate also evidences and entitles the holder hereof to certain Rights as set forth in the Rights Agreement, dated as of September 28, 1999, as amended on July 1, 2001 and December 31, 2001, between Marathon Oil Corporation, formerly USX Corporation (the "Company"), and National City Bank (as successor to Mellon Investor Services LLC), as Rights Agent, as it may from time to time be supplemented or amended (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights may be redeemed, may be exchanged, may expire or may be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge promptly after receipt of a written request therefor. UNDER CERTAIN CIRCUMSTANCES SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS BENEFICIALLY OWNED BY OR TRANSFERRED TO ANY PERSON WHO IS, WAS OR BECOMES AN ACQUIRING PERSON OR ANY AFFILIATE OR ASSOCIATE THEREOF (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT), WHETHER CURRENTLY HELD BY OR ON BEHALF OF
SUCH PERSON OR BY ANY SUBSEQUENT HOLDER, WILL BECOME NULL AND VOID AND WILL
NO LONGER BE TRANSFERABLE.

     THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A FULL STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE COMPANY, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. ANY
SUCH REQUEST MAY BE MADE TO SECRETARY OF THE COMPANY AT THE PRINCIPAL OFFICES OF THE COMPANY.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM--as tenants in common           UNIF TRF MIN ACT--______ Custodian _______      UNIF GIFT MIN ACT--______ Custodian _______
TEN ENT--as tenants by the entireties                     (Cust)           (Minor)                         (Cust)           (Minor)
JT TEN--as joint tenants with right of            under Uniform Transfers to Minors                 under Uniform Gifts to Minors
        survivorship and not as tenants           Act ____________________________                 Act ____________________________
        in common                                             (State)                                             (State)

     Additional abbreviations may also be used though not in the above list.


For value received, _____________________ hereby sell, assign and transfer unto


PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE                  PLEASE INSERT SOCIAL SECURITY OR OTHER
Name                                                                                        IDENTIFYING NUMBER OF ASSIGNEE
                                                                                        --------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Street
                                                                                                                    ----------
                                                                                                                      SHARES
------------------------------------------------------------------------------------------------------------------------------


==============================================================================================================================
PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE                  PLEASE INSERT SOCIAL SECURITY OR OTHER
Name                                                                                        IDENTIFYING NUMBER OF ASSIGNEE
                                                                                        --------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Street
                                                                                                                    ----------
                                                                                                                      SHARES
------------------------------------------------------------------------------------------------------------------------------


==============================================================================================================================
PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE                  PLEASE INSERT SOCIAL SECURITY OR OTHER
Name                                                                                        IDENTIFYING NUMBER OF ASSIGNEE
                                                                                        --------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Street
                                                                                                                    ----------
                                                                                                                      SHARES
------------------------------------------------------------------------------------------------------------------------------


==============================================================================================================================
of the common stock represented by the within Certificate and do hereby irrevocably constitute and appoint_______________________________________________________________________________________________________________________
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated: ____________________________________                      X_____________________________________________________________
                                                                                   (Signature)

                                                                 X_____________________________________________________________
                                                                                   (Signature)
                                                                  NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND
                                                                  WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE
                                                                  IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY
                                                                  CHANGE WHATEVER.


SIGNATURE(S) GUARANTEED BY:____________________________________________________
                           THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.